UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020

MARCUS & MILLICHAP, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36155	35-2478370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

23975 Park Sorrento, Suite 400

Calabasas, California 91302

(Address of Principal Executive Offices including Zip Code)

(818) 212-2250

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MMI	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 7, 2020, Marcus & Millichap, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished on this Form 8-K, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 5, 2020, in connection with certain other actions being taken in response to the COVID-19 pandemic, the Compensation Committee of the Company’s Board of Directors (“Board”) approved temporary salary reductions, effective May 5, 2020 for each of the Company’s senior officers. The base salary of Hessam Nadji, the Company’s Chief Executive Officer, was reduced by 25%, and the base salary of the other Company named executive officers was reduced by 20%.

The Board also agreed to temporarily reduce the cash retainer fees for each individual board member by 20%.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 5, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) and its stockholders cast their votes as follows:

Proposal 1: Election of Directors

The following individuals were elected to serve as directors for a three-year term ending with the 2023 Annual Meeting by the votes shown below:

	For	Withheld	Broker Non-Votes
Hessam Nadji	36,335,664	195,163	936,019
Norma J. Lawrence	35,885,044	645,783	936,019

In addition, the incumbent members of our Board, George M. Marcus, Lauralee E. Martin, Nicholas F. McClanahan, William A. Millichap, George T. Shaheen and Don C. Watters will continue to serve as our directors following the Annual Meeting.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm for 2020

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020 was ratified by the votes shown below:

For	Against	Abstain	Broker Non-Votes(1)
37,450,294	16,552	0	0

(1)	Pursuant to the rules of the New York Stock Exchange, Proposal 2 constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

Proposal 3: Advisory Vote on Executive Compensation

The non-binding resolution regarding the compensation paid to the Company’s named executive officers (the “say-on-pay vote”) was approved by the votes shown below:

For	Against	Abstain	Broker Non-Votes
35,623,848	906,342	637	936,019

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by the Company entitled “Marcus & Millichap, Inc. Reports Results for First Quarter 2020” dated May 7, 2020.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCUS & MILLICHAP, INC.

Date: May 7, 2020	By:	/s/ Martin E. Louie
Martin E. Louie Chief Financial Officer

4